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                                                                Exhibit 10.39(g)



                                 AMENDMENT NO. 1
                                       TO
                        STOCK PURCHASE RELATED AGREEMENT


         AMENDMENT NO. 1 TO STOCK PURCHASE RELATED AGREEMENT, effective as of January 1, 1995, among the stockholders named in Schedule 1 hereto (each, a "Stockholder," together the "Stockholders"), and ALLEGHANY CORPORATION, a Delaware corporation ("Alleghany").

                              W I T N E S S E T H:

         WHEREAS, Alleghany and the Stockholders other than Harry Petru, Jr., Edward D. Santos, Thomas A. Dean and William C. Leone, Jr. are parties to the Stock Purchase Related Agreement dated as of July 28, 1993, as supplemented by the Supplement to Stock Purchase Agreement dated as of August 12, 1993 (collectively, the "Stock Purchase Related Agreement");

         WHEREAS, the parties hereto desire to add Harry Petru, Jr., Edward D. Santos, Thomas A. Dean and William C. Leone, Jr. as "Stockholder" parties to the Stock Purchase Related Agreement; and

         WHEREAS, the parties hereto desire to amend the Stock Purchase Related Agreement as provided herein;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants, agreements and provisions contained herein, the parties hereto agree as follows:

         Section 1. Definitions. Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Stock Purchase Related Agreement.

         Section 2. Additional Parties to Stock Purchase Related Agreement. Each of Harry Petru, Jr., Edward D. Santos, Thomas A. Dean and William C. Leone, Jr. is hereby added as a "Stockholder" party to the Stock Purchase Related Agreement as amended hereby, upon such Stockholder's execution of a counterpart hereof.

         Section 3. Amendments to Stock Purchase Related Agreement. The Stock Purchase Related Agreement is hereby amended as follows:
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                 (i)   Section 1(d)(vi) of the Stock Purchase Related Agreement
         is hereby amended to read in its entirety as follows:

                       (vi) lapse if not exercised prior to the earliest of (A)
                 the expiration of the option, (B) the termination of employment for any reason whatsoever and the subsequent completion of a tender offer for the Common Stock by Alleghany, or (C) two years after termination of employment for any reason whatsoever.

                 (ii) Section 1(d)(vii) of the Stock Purchase Related Agreement is hereby deleted.

                 (iii) Section 5(b) of the Stock Purchase Related Agreement is hereby amended to read in its entirety as follows:

                       (b) Eligible Shares. "Eligible Shares" shall mean 100% of
                 the shares of Common Stock owned by each Stockholder on the Closing Date, as set forth on Schedule 5 hereto (referred to herein as the "Post-Closing Ownership"), on a cumulative basis on the fourth anniversary of the Closing, with 25% of such Post-Closing Ownership becoming eligible on each of the first four anniversaries of the Closing.

                 (iv) Section 6 of the Stock Purchase Related Agreement is hereby amended to read in its entirety as follows:

                       Section 6. Purchase of Common Stock Upon Termination of
                 Employment.

                       (a) Purchase of Common Stock. Upon the termination of
                 employment with NHC or any of its subsidiaries of any Stockholder who holds at the time of termination shares of Common Stock which were owned by such Stockholder on the Closing Date (the "Repurchase Shares"), prior to an Initial Public Offering (as defined below) or a Sale (as defined in Section 7 hereof), Alleghany shall purchase from such Stockholder or the Permitted Transferees (as defined in Section 10 hereof) of such Stockholder (the "Selling Person"), and such Selling Person shall sell to Alleghany, all of the Repurchase Shares held by such Selling Person at a price per share of Common Stock (the "Repurchase Price") equal to the fully diluted book value of the Common Stock, determined in accordance with generally accepted accounting principles as at the end of the calendar quarter immediately preceding




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                 such termination, as determined by NHC and as reported upon by the independent public accountants of NHC, provided, however, that if employment of such Stockholder was terminated by NHC without Cause (as defined below) or terminated as a result of death or permanent disability, the Repurchase Price shall equal the Adjusted Book Value of the Common Stock, as at the end of the calendar quarter immediately preceding such termination, as determined by NHC and as reported upon by the independent public accountants of NHC. Non-employee directors shall be subject, in respect of any Repurchase Shares held by them, to the same terms and conditions set forth in this Section 6 with respect to the Stockholders.

                       (b) Certain Definitions. The term "Initial Public
                 Offering" shall mean the sale by Alleghany, of shares of Common Stock equal to 20% or more of the then outstanding shares of Common Stock in a public offering pursuant to a registration statement under the Securities Act or a public distribution of shares of Common Stock by Alleghany to its stockholders. The term "Cause" shall mean (i) material breach of the Stockholder's Employment Agreement (as defined in Section 17 hereof), (ii) dishonesty of the Stockholder detrimental to the best interests of NHC or any of its subsidiaries or affiliates or conviction of the Stockholder of a crime which constitutes a felony, (iii) any material act or omission by the Stockholder involving willful malfeasance or gross negligence in the performance of his duties with NHC or its subsidiaries, and
                 (iv) continued inattention and neglect by the Stockholder of his duties with NHC or its subsidiaries (other than inattention or neglect resulting from illness or disability of the Stockholder) which inattention and neglect does not cease within fifteen days after written notice thereof specifying the details of such conduct is given by the Board of Directors of NHC to the Stockholder. The Stockholder shall be entitled to only one such fifteen day notice and right to cure.

                       (c) Notice. No later than thirty days following the
                 termination of employment of such Stockholder, Alleghany shall send to such Selling Person written notice with respect to its purchase of all Repurchase Shares held by such Selling Person.





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                       (d) Payment. Alleghany shall cause NHC to determine the
                 Repurchase Price, which shall be reported upon by the independent public accountants of NHC, and Alleghany shall send written notice of said determination to such Selling Person. The closing of the purchase shall take place at the principal office of Alleghany on the fifteenth day after delivery by Alleghany of its notice pursuant to paragraph (c) above. Delivery of the stock certificates covering the Repurchase Shares shall be made by such Selling Person on the closing date against payment in the manner set forth below. The stock certificates, when delivered to Alleghany, shall be endorsed in blank or accompanied by stock powers executed in blank. Payment therefor shall be made in full in cash (or by wire transfer or certified or official bank check) at the closing.

                 (v) Section 10(a) of the Stock Purchase Related Agreement is hereby amended to read in its entirety as follows:

                       (a) a transfer made to Alleghany or any Stockholder;

                 (vi) Section 12 of the Stock Purchase Related Agreement is hereby amended to read in its entirety as follows:

                       Section 12. Put Option. (a) Each Stockholder shall have
                 the right commencing the year following the tenth anniversary of the Closing and each year thereafter as herein provided to require Alleghany to repurchase all, or any part, of the Eligible Shares held by such Stockholder at a price per share of Common Stock (the "Put Option Price") equal to the fully diluted book value per share of Common Stock, determined in accordance with generally accepted accounting principles as of the end of the year immediately preceding the exercise of such right by a Stockholder, as determined by NHC and as reported upon by the independent public accountants of NHC. Each Stockholder wishing to exercise his rights under this Section 12 shall send to Alleghany written notice of his intention to exercise his rights no later than sixty (60) days following the delivery to such Stockholder of the audited financial statements of NHC (the "Audited Financial Statements") for the end of the year preceding such notice.




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                       (b) Commencing the year following the tenth anniversary
                 of the Closing and each year thereafter, Alleghany shall cause NHC to determine the Put Option Price, which shall be reported upon by the independent public accountants of NHC, and Alleghany shall send written notice of said determination to each Stockholder together with the Audited Financial Statements. The closing of the purchase shall take place at the principal office of Alleghany on the fifteenth day after delivery of a Stockholder's notice as provided in Section 12(a). Delivery of the stock certificates covering the Eligible Shares held by such Stockholder and any transferees of such Stockholder, shall be made by such Stockholder and any transferees of such Stockholder on the closing date against payment in the manner set forth below. The stock certificates, when delivered to Alleghany, shall be endorsed in blank or accompanied by stock powers executed in blank. Payment therefor shall be made at the closing in full in cash (or by wire transfer or certified or official bank check).

                 (vii) A new Section 36 is hereby added to the Stock Purchase Related Agreement to read in its entirety as follows:

                       Section 36. Change in Control. (a) In the event of a
                 Change in Control, all of the options then held by any of the Stockholders, whether or not then exercisable, shall be immediately exercisable, and each Stockholder shall have the right to require Alleghany to repurchase all, or any part, of
                 (i) the shares of Common Stock issued upon such exercise of options held by such Stockholder at a price per share equal to the Adjusted Book Value per share of the Common Stock; or (ii) the options then held by such Stockholder at a price per underlying share equal to the Adjusted Book Value per share of the Common Stock less the Option Price per share, as defined in the 1993 Plan and as set forth in the relevant Option Agreement evidencing the options. For purposes of this Section 36, "Adjusted Book Value" shall mean the higher of (x) Adjusted Book Value as at the end of the calendar quarter immediately preceding such Change in Control, or (y) eighty-five percent (85%) of Adjusted Book Value as at the end of the year immediately preceding such Change in Control, in each case as determined by NHC and as reported upon by the independent public accountants of NHC. A "Change in Control" shall be deemed to have occurred if (x) any person or group (within the




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                 meaning of Rule 13d-5 of the Securities and Exchange Commission
                 as in effect on January 1, 1995) other than Alleghany or any affiliate of Alleghany shall own, beneficially or of record, shares representing more than fifty percent (50%) of the aggregate ordinary voting power represented by the issued and outstanding capital stock of NHC; (y) any person or group (within the meaning of Rule 13d-5 of the Securities and Exchange Commission as in effect on January 1, 1995) other than the principal stockholders of Alleghany identified in Alleghany's proxy statement dated March 27, 1995, or any of the respective children, spouses or issue thereof or any entity beneficially owned by one or more of them, shall own, beneficially or of record, shares representing more than 50% of the aggregate ordinary voting power represented by the issued and outstanding capital stock of Alleghany; or (z) a majority of the seats (other than vacant seats) on the board of directors of Alleghany shall at any time be occupied by persons who were neither nominated or appointed by a majority of the directors of Alleghany who were in office as of January 1, 1995 nor who were nominated or appointed by directors so nominated.

                       (b) Each Stockholder wishing to exercise his rights under
                 this Section 36 shall send to Alleghany written notice of his intention no later than fifteen (15) days following the effective date of such Change in Control. The closing of the purchase shall take place at the principal office of Alleghany on the tenth day after delivery of a Stockholder's notice as provided herein. Stock certificates representing shares of Common Stock held by such Stockholder endorsed in blank or accompanied by stock powers executed in blank, and/or an assignment of the Option Agreement, as defined in the 1993 Plan, shall be delivered by such Stockholder on the closing date against payment in full in cash (by wire transfer or certified or official bank check).

                 (viii) A new Section 37 is hereby added to the Stock Purchase Related Agreement to read in its entirety as follows:

                       Section 37. Cash-out Transactions. Alleghany hereby
                 agrees that so long as the Stockholders hold exercisable options or Common Stock issued upon exercise of options, Alleghany as a stockholder of NHC will not approve any sale,



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                 merger or other corporate transaction involving NHC in which such exercisable options or Common Stock would be converted into the right to receive cash or securities (other than exercisable options or Common Stock of a successor to NHC representing the same ownership interests theretofore represented by such exercisable options or Common Stock) (a "Cash-out Transaction"), unless: (a) the Stockholders would receive in the Cash-out Transaction a consideration per share of Common Stock issued upon exercise of options or issuable upon exercise of exercisable options with a value equal to or greater than the Adjusted Book Value per share of Common Stock, or (b) Stockholders holding shares of Common Stock issued upon exercise of options or issuable upon exercise of exercisable options representing more than two-thirds of all such shares shall have approved the Cash-out Transaction. For purposes of this Section 37, "Adjusted Book Value" shall mean the higher of
                 (x) Adjusted Book Value as at the end of the calendar quarter immediately preceding such Cash-out Transaction, or (y) eighty-five percent (85%) of Adjusted Book Value as at the end of the year immediately preceding such Cash-out Transaction, in each case as determined by NHC and as reported upon by the independent public accountants of NHC.

                 (ix) A new Section 38 is hereby added to the Stock Purchase Related Agreement to read in its entirety as follows:

                       Section 38. Conflicts. In the event of any conflict or
                 inconsistency between the provisions of the Stock Purchase Related Agreement as amended hereby and the 1993 Plan or a Stockholders Nonstatutory Stock Option Agreement entered into by NHC and a Stockholder upon the issuance of Options pursuant to the 1993 Plan, the provisions of the Stock Purchase Related Agreement as amended hereby shall be controlling, and NHC shall be entitled to rely on the provisions of the Stock Purchase Related Agreement as amended hereby unless otherwise instructed in a writing signed by Alleghany and the affected Stockholder.

                 Section 4. Counterparts. This Amendment No. 1 may be executed in one or more counterparts, all of which shall constitute one and the same instrument.





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         IN WITNESS WHEREOF, the parties hereto have duly executed this
Amendment No. 1 as of the date first written above.

                                                ALLEGHANY CORPORATION


                                                By:/s/ David B. Cuming
                                                   -----------------------------
                                                   Name: David B. Cuming
Attest:                                            Title:  Senior Vice
                                                           President

By:/s/Robert M. Hart
   ------------------------------
   Name:   Robert M. Hart
   Title:  Senior Vice President,
           General Counsel and
           Secretary



                                                STOCKHOLDERS



                                                /s/ Steven H. Newman
                                                --------------------------------
                                                Steven H. Newman



                                                /s/ Dennis E. Arnold
                                                --------------------------------
                                                Dennis E. Arnold



                                                /s/ Russell T. John
                                                --------------------------------
                                                Russell T. John



                                                /s/ F. Paul Japp
                                                --------------------------------
                                                F. Paul Japp



                                                /s/ Stephen C. Kolakowski
                                                --------------------------------
                                                Stephen C. Kolakowski






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                                                /s/ Mark A. Bennett
                                                --------------------------------
                                                Mark A. Bennett



                                                /s/ Theodore A. Blundell
                                                --------------------------------
                                                Theodore A. Blundell



                                                /s/ Denise A. Coleman
                                                --------------------------------
                                                Denise A. Coleman



                                                /s/ Pamela Taylor
                                                --------------------------------
                                                Pamela Taylor



                                                /s/ Todd J. Hess
                                                --------------------------------
                                                Todd J. Hess



                                                /s/ Judy Mann
                                                --------------------------------
                                                Judy Mann



                                                /s/ Nancy Moore
                                                --------------------------------
                                                Nancy Moore



                                                /s/ Harry Petru, Jr.
                                                --------------------------------
                                                Harry Petru, Jr.


                                                /s/ Edward D. Santos
                                                --------------------------------
                                                Edward D. Santos


                                                /s/ Thomas A. Dean
                                                --------------------------------
                                                Thomas A. Dean


                                                /s/ William C. Leone, Jr.
                                                --------------------------------
                                                William C. Leone, Jr.





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                                   Schedule 1
                              List of Stockholders


                                Steven H. Newman

                                Dennis E. Arnold

                                 Russell T. John

                                  F. Paul Japp

                              Stephen C. Kolakowski

                                 Mark A. Bennett

                              Theodore A. Blundell

                                Denise A. Coleman

                                  Pamela Taylor

                                  Todd J. Hess

                                    Judy Mann

                                   Nancy Moore

                                Harry Petru, Jr.

                                Edward D. Santos

                                 Thomas A. Dean

                              William C. Leone, Jr.